EXHIBIT 10.1

AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 2 to Securities Purchase Agreement, dated as of January 19, 2011 (this “Amendment”), is made by and between Rexahn Pharmaceuticals, Inc., a corporation organized and existing under the laws of Delaware (the “Company”), and Teva Pharmaceutical Industries Limited, a limited liability company organized and existing under the laws of Israel (the “Purchaser”). Any capitalized term not defined herein shall have the meaning for such term specified in the Securities Purchase Agreement (as defined below).

WHEREAS, the Company and the Purchaser entered into a Securities Purchase Agreement, dated as of June 26, 2009, as amended on September 16, 2009 (the “Securities Purchase Agreement”);

WHEREAS, the Company and the Purchaser entered into a Research and Exclusive License Option Agreement, dated as of June 26, 2009, as amended as of even date herewith (the “RELO Agreement”); and

WHEREAS, the Purchaser and the Company wish to further amend the Securities Purchase Agreement to restructure the consideration payable by the Purchaser at the Second Closing and to create a third investment by Purchaser, as set forth herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree as follows:

1.             Section 1.22 of the Securities Purchase Agreement is hereby amended to add in alphabetical order the following to the list of additional terms defined in the Securities Purchase Agreement:

“Term	Section

Company Notice	Section 2.4(a)

Third Closing	Section 2.4(d)

Third Closing Date	Section 2.4(d)

Third Closing Notice	Section 2.4(b)

Third Closing Payment	Section 2.4(f)(ii)

Third Closing Shares	Section 2.4(f)(i)”

2.             Section 2.2(c) of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“(c) If the Purchaser elects to proceed to the Second Closing, within 15 days following the receipt of the Second Closing Notice, a closing shall be held at the offices of Vinson & Elkins L.L.P., 666 Fifth Avenue, 26th Floor, New York, New York, 10103-0040, or at such other place as may be mutually agreed upon between the parties hereto, on such date and time as shall be mutually agreed upon between the parties hereto (the “Second Closing” and the date of the Second Closing, the “Second Closing Date”).

3.             Section 2.2(f)(i) of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“(i) The Company shall sell and issue to the Purchaser, and the Purchaser shall purchase from the Company, the Additional Shares, which shall be 2,334,515 shares of Common Stock, for the Additional Per Share Purchase Price, as calculated based upon a closing price of $1.41 on January 5, 2011, for an aggregate purchase price equal to the sum of (a) the additional amount required to complete funding of the R&D Program pursuant to the Updated R&D Budget attached as Annex A hereto, plus (b) $450,000,which amount represents the unreimbursed costs of the Company under the R&D Program  “Additional Aggregate Purchase Price”).”

4.             Section 2.3(c) of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“(c) the Additional Aggregate Purchase Price in accordance with the terms of the Updated R&D Budget, including, without limitation, the expenditure schedule and payment mechanism included therewith; and”

5.             The following new Section 2.3(d) is hereby incorporated into the terms of the Securities Purchase Agreement:

“(d)  upon payment (if any), the Third Closing Payment for general working capital and other corporate purposes.”

6.             The Securities Purchase Agreement is hereby amended to add the following new Section 2.4:

“2.4           Third Closing.

(a)      Prior to the commencement of the Phase 0 study (as defined in the Updated R&D Budget), the Company shall require the prior written approval of Purchaser to the location and protocol of such Phase 0 Study, which approval shall be in Purchaser’s sole discretion.  Upon completion of such Phase 0 study, the Company shall deliver written notice to the Purchaser (“Company Notice”), along with a report summarizing the results of the Phase 0 study pursuant to the terms of the RELO Agreement.

(b)    Within forty-five (45) days of receiving the Company Notice, the Purchaser may deliver to the Company, at its sole discretion, a written notice (the “Third Closing Notice”) that that Purchaser elects to proceed with the R&D Program and pursue the filing of an IND (as defined in the RELO Agreement).  If the Purchaser does not deliver the Third Closing Notice, then the parties hereto shall have no further rights or obligations under this Section 2.4 hereof.

(c)     If the Purchaser delivers the Third Closing Notice, then the Company and the Purchaser will proceed to the Third Closing, which will occur within 15 days following the receipt of the Third Closing Notice at the offices of Vinson & Elkins L.L.P., 666 Fifth Avenue, 26th Floor, New York, New York, 10103-0040, or at such other place as may be mutually agreed upon between the parties hereto, on such date and time as shall be mutually agreed upon between the parties hereto (the “Third Closing” and the date of the Third Closing, the “Third Closing Date”).

(d)      It shall be a condition to the obligation of the Company and the Purchaser to consummate the Third Closing that the NYSE Amex shall have approved the Third Closing Shares for listing on the NYSE Amex.

(e)      At the Third Closing the following transactions shall take place, all of which shall be deemed to have occurred simultaneously:

(i)     The Company shall sell and issue to the Purchaser, and the Purchaser shall purchase from the Company, the number of shares of Common Stock equal to the quotient of (i) $750,000 divided by (ii) the per share price that is equal to 120% of the closing price of the Common Stock on the primary Trading Market on which the Common Stock is then trading as reported by Bloomberg L.P. for the last trading day preceding the Third Closing Date (the “Third Closing Shares”).

(ii)    The Purchaser shall transfer to the Company the amount of $750,000 by wire transfer of immediately available funds to the account of the Company (“Third Closing Payment”).

(iii)   If Third Closing Shares are being issued, the Company shall deliver to the Purchaser a stock certificate, free and clear of all restrictive legends (except as expressly provided in Section 5.1(a)), evidencing the Third Closing Shares, registered in the name of the Purchaser.

(iv)   The Purchaser shall provide the Company with a compliance certificate, in form and substance reasonably satisfactory to the Company, certifying the accuracy of the Purchaser’s representations and warranties in the Agreement as of the Third Closing Date.”

7.             No Modification. Except as specifically amended hereby, the Securities Purchase Agreement shall continue in full force and effect unmodified and the parties hereby reaffirm the same.

8.             Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the internal laws of the State of New York, without regard to principles of conflict of laws.

9.             Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile or electronic transmittal (e.g. pdf) signature shall be deemed to be an original signature for purposes of this Amendment.

10.           Amendment. The terms and conditions of this Amendment or the Securities Purchase Agreement may not be amended or waived, except with the prior written consent of each party hereto.

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IN WITNESS WHEREOF, the parties, intending to be legally bound, executed this Amendment as of the date first above written.

The Company

REXAHN PHARMACEUTICALS, INC.

By:	/s/ RICK SONI
Name:	Rick Soni
Title:	President & COO

The Purchaser

TEVA PHARMACEUTICAL
INDUSTRIES LIMITED

By:	/s/ AHARON SCHWARTZ, PH.D
Name:	Aharon Schwartz, Ph.D
Title:	Vice President

By:	/s/ JOSHUA M. LEVINE
Name:	Joshua M. Levine
Title:	Planning & New Ventures